UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 26, 2008

_______________________________________________________________________

(Exact name of Registrant as specified in its charter)

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Commission File Number 1-6227

Iowa (State of Incorporation)	20-4195009 (I.R.S. Employer Identification No.)

2108 140th Avenue, P.O. Box 21

Algona, IA 50511

(Address of Principal Executive Offices)

(515) 395-8888

Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

On and effective as of August 26, 2008, East Fork’s members, at the 2008 Annual Meeting of Members, approved four proposals that relate to or amend East Fork’s Operating Agreement, effective January 26, 2006 (as amended by the members on May 4, 2006) (“Operating Agreement”). These proposals affect the holders of East Fork’s membership units.

The first of these proposals amended Section 5.2 of East Fork’s Operating Agreement to allow the Board of Directors to increase or decrease the number of directors and other related changes. The effect of the amendment is to give the Board of Directors the authority to increase or decrease the number of directors serving on the Board, at their sole discretion, without approval of the members. However, the proposed amendment maintains the minimum number of directors at three, while eliminating the maximum number of directors. The minimum will be maintained in order to preserve the classified nature of the Board, thus preserving the benefits of a staggered board. For additional information regarding the amendment to Section 5.2, refer to Proposal 2 (Amendment of East Fork’s Operating Agreement to Allow the Board of Directors to Increase or Decrease the Number of Directors) on pages 13-14 of East Fork’s 2008 Proxy Statement, as filed with the Securities and Exchange Commission on July 31, 2008, which is incorporated herein by reference (East Fork’s 2008 Proxy Statement).

The second of these proposals amended Section 5.6(a)(iv) of East Fork’s Operating Agreement to remove the requirement of unanimous membership approval to file for bankruptcy relief for East Fork. The effect of this amendment is to give the Board, rather than the members acting only by unanimous vote, the authority to take East Fork into bankruptcy. For additional information regarding the amendment to Section 5.6(a)(iv), refer to Proposal 3 (Amendment of East Fork’s Operating Agreement to Remove the Requirement of Unanimous Membership Approval to File for Bankruptcy Relief) on pages 14-15 of East Fork’s 2008 Proxy Statement.

The third of these proposals sought member approval to authorize an increase in the number of authorized membership units the Board may issue from 50,000 units to 200,000 units. Section 5.6(b)(iv) of the Operating Agreement provides that the directors “shall not have the authority to, and they covenant and agree that they shall not cause the Company to, without the consent of a majority of the Membership Voting Interests:” issue more than 50,000 units. The effect of this member authorization is to allow the Board to issue an additional 150,000 units from the amount of authorized but unissued units for issuance, from time to time, in the discretion of the Board, for such purposes as the Board may determine, without further member approval (except as may be required for a particular transaction by applicable law or the requirements of regulatory agencies). For additional information regarding this proposal, refer to Proposal 4 (Approve an Increase in East Fork’s Authorized Membership Units) on pages 15-17 of East Fork’s 2008 Proxy Statement.

The fourth of these proposals sought member approval for the Board to authorize the issuance of authorized but unissued units without a minimum purchase price per unit. Section 5.6(b)(iii) of the Operating Agreement provides that the directors “shall not have the authority to, and they covenant and agree that they shall not cause the Company to, without the consent of a majority of the Membership Voting Interests:” issue authorized but unissued units at a purchase price of less than $1,000 per unit. The effect of this member authorization is to allow the Board to issue authorized but unissued units without a minimum purchase price, but at such price as the Board shall determine in its discretion. For additional information regarding this proposal, refer to Proposal 5 (Approve the Issuance of Authorized Membership Units Without a Minimum Purchase Price per Unit) on pages 17-18 of East Fork’s 2008 Proxy Statement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment

of Certain Officers; Compensatory Arrangements of Certain Officers.

On and effective as of August 26, 2008, East Fork’s Board of Directors elected James A. Meyer as Chairman of the Board of Directors. He follows Kenneth M. Clark who will continue to serve as East Fork’s President (and principal executive officer) and interim General Manager.

Mr. Meyer, age 72, is and has been owner and operator of the Meyer Farm since March 1966. Mr. Meyer has served as a director since January 26, 2006. He is Chairman of East Fork’s Nominating Committee.

On and effective as of August 26, 2008, the Board of Directors elected Jack W. Limbaugh, Jr., as Treasurer (and principal financial officer). He follows Dale Mechler, who retired from Board service at the conclusion of the Annual Meeting of Members.

Mr. Limbaugh, age 50, during the past five years, has been the owner and operator of Jack’s O.K. Tire Service in Algona, Iowa. He has served as a director since January 26, 2006. He is also a director of Farmer’s State Bank of Algona, Iowa.

Also, on and effective as of August 26, 2008, the Board of Directors elected Dean Ulrich as Vice President. He follows Michael L. Duffy. Mr. Duffy will continue to serve on East Fork’s Board of Directors and has also been appointed to the Audit Committee.

Beginning in 2005, Mr. Ulrich, age 47, investigated the acquisition of various businesses, culminating in his purchase of Pixler Electric, a Spencer, Iowa electric contractor in September 2007. He is President of Pixler Electric. From November 1987 until December 2004, Mr. Ulrich was Vice President of Ventura Coastal Corp., a food manufacturer, in Ventura, California, responsible for all of its agricultural production, maintenance, personnel, quality control, warehousing, traffic and drawback departments. He has served as a director since January 26, 2006. He is a member of East Fork’s Hedging Committee.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 26, 2008, East Fork’s members, at the 2008 Annual Meeting of Members, approved the First Amended and Restated Operating Agreement, effective August 26, 2008, which includes:

•	amendment of Section 5.2 to allow the Board of Directors to increase or decrease the number of directors and other related changes; and
•	removal of Section 5.6(a)(iv) which required unanimous membership approval to file for bankruptcy relief for East Fork.

See Item 3.03 of this Form 8-K for a description of the amendments. The First Amended and Restated Operating Agreement, effective August 26, 2008, is attached as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits
3.1	First Amended and Restated Operating Agreement of East Fork Biodiesel, LLC, effective August 26, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAST FORK BIODIESEL, LLC

Date: August 29, 2008	By:
Kenneth M. Clark
President

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	First Amended and Restated Operating Agreement of East Fork Biodiesel, LLC, effective August 26, 2008